EXHIBIT 99.1
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       IVOICE, INC. ANNOUNCES 1-FOR 200 REVERSE STOCK SPLIT AND CHANGE OF
                             TRADING SYMBOL TO IVOI

Matawan, NJ, -- (BUSINESS WIRE) -- APRIL 26, 2006- IVOICE, INC (OTCBB: IVOC), ANNOUNCED today that its common stock will split 1-for 200. Each 200 shares of common stock will be converted into one new share of common stock. Shareholders of iVoice may retain their present certificates and do not have to submit them for replacement.

The new trading symbol of iVoice, Inc. will be: IVOI

The shareholders of iVoice, Inc. approved this reverse split at the Company's Annual Meeting of Shareholders that was held on March 31, 2006.

The shareholders of iVoice also approved the following proposals:

1. The grant of discretionary authority for the Board of Directors to declare a cash dividend to Class A Common Stock shareholders of $1.5 million.

2. The grant of discretionary authority for the Board of Directors to effect the repurchase of sixty percent (60%) of the issued and outstanding Class B Common Stock shares for $1.5 million.

3.   The re-authorization of 10 billion of Class A Common Stock.

4. The grant of discretionary authority for the Board of Directors to effect the buyback by the Company of up to $1 million of the Class A Common Stock.

7. The re-election of two members of the Board of Directors: Jerome Mahoney and Frank Esser

8.   Approval of the iVoice, Inc. 2005 Stock Incentive Plan.

9. The ratification our Board of Directors' selection of Bagell Josephs Levine & Company, LCC to audit our financial statements for the fiscal year ending December 31, 2005.

10. The grant of discretionary authority for the Board of Directors to file an amendment to our Certificate of Incorporation to change our name to ARX Emerge, Inc.

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About iVoice, Inc.
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iVoice has determined that the best way to create shareholder value, separate and apart from the operating performance of iVoice, is to implement new business opportunities by distributing shares of spin-offs to the Company's shareholders. The common stock distributions are part of a broader strategy relating to the transition of iVoice into a company focused on the development and licensing of proprietary technologies. We also continue to search for potential merger candidates with or without compatible technology and products, which management feels may offer long term growth prospects to increase shareholder value. For more information, contact CEO Jerry Mahoney at (732) 441 7700 or by e-mail at jerrym@ivoice.com.


Certain information included in this press release, may contain forward-looking statements about our current and expected performance trends, growth plans, business goals and other matters. These statements may be contained in our filings with the Securities and Exchange Commission, in our press releases, in other written communications, and in oral statements made by or with the approval of one of our authorized officers. Information set forth in this press release contains various "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the "Act") provides certain "safe harbor" provisions for forward-looking statements. The reader is cautioned that such forward-looking statements are based on information available at the time and/or management's good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Factors that could cause or contribute to such differences include, but are not limited to those risk factors that are set forth in the section entitled "Forward Looking Statements - Cautionary Factors" in the Company's Form 10-KSB for fiscal year ended December 31, 2005 and other filings with the Securities and Exchange Commission from time to time. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "might," "plan," "predict," "project," "should," "will," and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct.

For more information on iVoice, please visit http://www.ivoice.com
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SOURCE: iVoice, Inc.

CONTACT:  iVoice, Inc.
Dolores Serafin, 732-441-7700
Just say "Investor Relations"
investors@ivoice.com
http://www.ivoice.com
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